                          INDEPENDENT AUDITORS' CONSENT

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our reports with respect to the financial statements of the partnerships listed below as of and for the year ended December 31, 1994, incorporated by reference in AIMCO's Current Report on Form 8-K, dated April 16, 1997, as amended, filed with the Securities and Exchange Commission.

                                                                 Date of
         Partnership                                         Auditor's Report
--------------------------------------                       ----------------

630 East Lincoln Avenue Associates                           January  24, 1995
Aspen Stratford Apartments Company B                         January  31, 1995
Aspen Stratford Apartments Company C                         February  1, 1995
Benjamin Banneker Plaza Associates                           January  31, 1995
Brightwood Limited Partnership                               January  10, 1995
Cambridge Heights Apartments, Ltd.                           February 15, 1995
Carter Associates Limited Partnership                        March     4, 1995
Cherry Estates                                               January  18, 1995
Christopher Court Housing Company                            January  27, 1995
Concord Houses Associates                                    March     7, 1995
Duke Manor Associates                                        February 14, 1995
Elderly Housing Associates Ltd. Partnership                  January  25, 1995
Forest Apartments Associates                                 February 16, 1995
Gate Manor Apartments, Ltd.                                  January  30, 1995
Greenfield Apartments Limited Partnership                    January  27, 1995
Greenfield North Apartments Limited Partnership              January  23, 1995
Haili Associates                                             February  6, 1995
Houston Aristocrat Apartments, Ltd.                          January  24, 1995
Kapuna Associates                                            February  6, 1995
Kinloch Urban East Housing                                   February 10, 1995
Koolau Housing Associates                                    February  6, 1995
Lakeview Arms Associates                                     February  2, 1995
Lee-Hy Manor Associates Limited Partnership                  February  8, 1995
Locust Park Associates                                       February  1, 1995
Loring Towers Associates                                     March     3, 1995
Mahoning Associates                                          January  31, 1995
Milliken Apartments Company                                  February  1, 1995
Monument Street Limited Partnership                          February  8, 1995
Neighborhoods of the Universities Lock Street                February  3, 1995
 Apartments Company
Oak Hollow South Associates                                  February 21, 1995
Orchard Mews Associates                                      February 15, 1995
Oxford Place Associates                                      February  8, 1995
Pittsfield Neighborhood Associates                           March     9, 1995
Prince Street Towers Limited Partnership                     February  6, 1995
Sencit-Lebanon Company                                       January  20, 1995
St. Nicholas Associates                                      February 20, 1995
Tamarac Pines, Ltd.                                          February 18, 1995
Tamarac Pines II, Ltd.                                       February  9, 1995
Taunton Green Associates                                     March     1, 1995
Taunton II Associates                                        February 24, 1995
Tompkins Terrace Associates                                  February 23, 1995
Waipahu Associates                                           February  6, 1995
Washington Chinatown Associates                              February 15, 1995
Woodcrest Apartments, Ltd.                                   January  16, 1995
Worcester Episcopal Housing Company


/s/ J.A. PLUMER & CO., P.A.

J.A. PLUMER & CO., P.A.
Bethesda, Maryland
April 28, 1997